UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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BAYVIEW ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF BAYVIEW ACQUISITION CORP

420 LEXINGTON AVE, SUITE 2446

NEW YORK, NY 10170

TO BE HELD ON DECEMBER 8, 2026

Dear Bayview Acquisition Corp Shareholders:

You are cordially invited to attend an extraordinary general meeting of Bayview Acquisition Corp, a Cayman Islands exempted company (the “Company,” “Bayview,” “we,” “us” or “our”), which will be held on December 8, 2026, at 9:30 a.m. Eastern Standard Time (the “Extraordinary General Meeting”) at the offices of Winston Taylor LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002, and virtually via live webcast at [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026].

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business Bayview will conduct at the Extraordinary General Meeting and provide information about Bayview that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to further amend certain articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on September 16, 2024 and subsequently amended by special resolutions passed on June 17, 2025, December 12, 2025, and May 28, 2026 (the “Existing Charter”) to reflect the extended deadline (the “Extended Date”) by which the Company must consummate a Business Combination (as defined in the Existing Charter) from December 19, 2026, to December 19, 2027 (i.e., forty-eight (48) months after the consummation of Bayview’s initial public offering (the “IPO”) (the “Extension Amendment”)). We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal, by ordinary resolution, to further amend Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date (as defined below) up to twelve (12) times, with all twelve (12) extensions comprised of one month each from the Termination Date to December 19, 2027 (the “Trust Agreement Amendment”) by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension (as defined below) (the “Extension Payment”) until December 19, 2027 (assuming a Business Combination has not occurred), in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is a condition to the implementation of extension of the deadline by which the Company must consummate a Business Combination pursuant to the Existing Charter and the Trust Agreement (the “Extension”). In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares (as defined in the Existing Charter) in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board (as defined below). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Bayview may nevertheless choose to liquidate on December 19, 2026 (the “Termination Date”).

The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to allow Bayview additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Bayview shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Bayview liquidated on the Termination Date and (ii) allow those Bayview shareholders who wish for Bayview to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until December 19, 2026, the Termination Date upon all extensions of the Termination Date validly made in accordance with the Existing Charter, to consummate a Business Combination. The Board has determined that it is in the best interests of Bayview and its shareholders as a whole to effectuate the Extension and have Bayview shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Bayview will be able to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we have up until the Termination Date, upon all extensions validly made in accordance with the Existing Charter, to complete a Business Combination. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors (as defined in the Existing Charter), extend the date by which the Company must consummate a Business Combination up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after December 19, 2026) to complete a Business Combination until December 19, 2027, subject to the Sponsors, upon five (5) days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing additional funds into the Trust Account in an Extension. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five (5) days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than ten (10) business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders (as defined below). In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (as defined below), the redemption price per Public Share was approximately $[12.59] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[11,100,517.60] as of the Record Date (including interest not previously released to Bayview to pay its taxes), divided by the total number of then outstanding Public Shares. Trading in the Public Shares on the Nasdaq Capital Market was suspended on July 7, 2026, and there is currently no established public trading market for the Public Shares. Accordingly, no closing price of the Public Shares as of the Record Date is available to compare to the redemption price. Bayview cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. Bayview believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Bayview does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds (2/3) of the votes cast by shareholder, being entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting. As of the date of this Proxy Statement, the Company has 2,614,136 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares (as defined below) and shares included in the Private Placement Units (as defined below), the Company will need 10,258 Public Shares or 1.2% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. As of the date of this Proxy Statement, the Company has 2,614,136 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 10,258 Public Shares or 1.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on November 4, 2026 (the “Record Date”) as the date for determining Bayview shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 2,614,136 issued and outstanding shares, of which 881,636 shares were held by holders of Public Shares and 1,500,000 shares held by the Sponsors (the “Founder Shares”). Bayview’s rights do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, December 19, 2027. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the last Extended Date, December 19, 2027.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of Bayview and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Bayview’s Sponsors, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Bayview—Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Bayview urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of Bayview Acquisition Corp

/s/ Xin Wang
Xin Wang
Chief Executive Officer

[  ], 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, in person or by proxy, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds (2/3) of the votes cast by the shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by at least a simple majority of the votes cast by the shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the shares entitled to vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities of votes. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON DECEMBER 4, 2026, THE DATE THAT IS TWO (2) BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 8, 2026: This notice of meeting and the accompanying Proxy Statement are being made available on or about [  ], 2026.

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF BAYVIEW ACQUISITION CORP

TO BE HELD ON DECEMBER 8, 2026

To the Shareholders of Bayview Acquisition Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Bayview Acquisition Corp, a Cayman Islands exempted company (the “Company,” “Bayview,” “we,” “us” or “our”), will be held on December 8, 2026, at 9:30 a.m. Eastern Standard Time, at the offices of Winston Taylor LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002, and virtually via live webcast at [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026].

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated [  ], 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1—Extension Amendment Proposal— Resolved as a special resolution, that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024, and further amended by special resolutions passed on June 17, 2025, December 12, 2025, and May 28, 2026 (the “Existing Charter”) be further amended as follow with immediate effect:

(i)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.8	The Company has until December 19, 2026 (the Termination Date ), to consummate a Business Combination, provided that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the Termination Date up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after the Termination Date) to complete a Business Combination, subject to the Sponsors depositing additional funds into the Trust Account upon five (5) days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or twelve (12) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

Proposal No. 2—Trust Agreement Amendment Proposal—Resolved as an ordinary resolution that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be further amended to allow the Company to extend the termination date from December 19, 2026 up to twelve (12) times, with all twelve (12) extensions comprised of one month each, to December 19, 2027 (i.e., for a period of time ending up to forty-eight (48) months after the consummation of its initial public offering) by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension (the “Extension Payment”) until December 19, 2027 pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal— Resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposals”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension. Pursuant to the Existing Charter, we may not redeem Public Shares (as defined in the Existing Charter) in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may nevertheless liquidate by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment.

The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to allow Bayview additional time to complete an initial business combination (“Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Bayview shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Bayview liquidated on the Termination Date and (ii) allow those Bayview shareholders who wish for Bayview to continue its search for a Business Combination to remain shareholders. Currently, the Company has until December 19, 2026, upon all extensions of the Termination Date validly made in accordance with the Existing Charter to consummate the Business Combination. The Board has determined that it is in the best interests of Bayview and its shareholders as a whole to implement the Extension and have Bayview shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Bayview will be able to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we have up until the Termination Date to complete a Business Combination. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors (as defined in the Existing Charter), extend the date by which the Company must consummate a Business Combination up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after December 19, 2026) to complete a Business Combination until December 19, 2027, subject to the Sponsors, upon five (5) days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing additional funds into the Trust Account in an Extension. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five (5) days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than ten (10) business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (as defined below), the redemption price per Public Share was approximately $[12.59] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[11,100,517.60] as of the Record Date (including interest not previously released to Bayview to pay its taxes), divided by the total number of then outstanding Public Shares. Trading in the Public Shares on the Nasdaq Capital Market was suspended on July 7, 2026, and there is currently no established public trading market for the Public Shares. Accordingly, no closing price of the Public Shares as of the Record Date is available to compare to the redemption price. Bayview cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. Bayview believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Bayview does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Rights (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Bayview redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 4, 2026 (two (2) business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds (2/3) of the votes vast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting. As of the date of this Proxy Statement, the Company has 2,614,136 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units, the Company will need 10,258 Public Shares or 1.2% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. As of the date of this Proxy Statement, the Company has 2,614,136 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 10,258 Public Shares or 1.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on December 8, 2026 (the “Record Date ”), are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 2,614,136 issued and outstanding shares, of which 881,636 shares were held by holders of Public Shares and 1,732,500 shares held by the initial shareholders. Bayview’s rights do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, in person (virtually) or by proxy, Bayview urges you to read this material carefully and vote your shares.

This Proxy Statement is dated [  ], 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Bayview Acquisition Corp

/s/ Xin Wang
Xin Wang
Chief Executive Officer

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Bayview’s current views with respect to, among other things, its capital resources and results of operations. Likewise, Bayview’s financial statements and all of Bayview’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect Bayview’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. Bayview does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Bayview’s ability to complete a Business Combination, including approval by the shareholders of Bayview;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of Bayview;

●	the use of funds not held in the Trust Account or available to Bayview from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect Bayview’s good faith beliefs, they are not guarantees of future performance. Bayview disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause Bayview’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Bayview’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 13, 2026, and in other reports Bayview filed with the SEC, including Bayview’s Quarterly Reports on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 20, 2026, for the period ended June 30, 2026, filed with the SEC on August 13, 2026, and for the period ended September 30, 2026, filed with the SEC on November [16], 2026. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Bayview.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.	Bayview is a blank check company incorporated under the laws of the Cayman Islands on February 16, 2023, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination, with one or more businesses, without limitation as to business, industry or sector. Bayview’s registration statement on Form S-1 (File No. 333-275649) for Bayview’s IPO was declared effective by the SEC on December 14, 2023. On December 19, 2023, Bayview consummated its IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On January 28, 2024, Chardan Capital Markets, LLC did not exercise their over-allotment option and hence a total of 225,000 ordinary shares were forfeited by the Sponsors.

Simultaneously with the closing of the IPO, the Company completed the sale of 232,500 private units to the Sponsors (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,325,000. Transaction costs amounted to $4,341,321 consisting of $1,200,000 of underwriting discount, $2,100,000 of deferred underwriting commission and $1,041,321 of other offering costs.

An aggregate of $60,000,000 of the net proceeds from Bayview’s IPO and sale of the Private Placement Units were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Currently, the Company has until the Termination Date to consummate a Business Combination. The Board has determined that it is in the best interests of Bayview and its shareholders as a whole to seek an extension of the Termination Date and have Bayview shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that Bayview will be able to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment, given the actions that must occur prior to closing of a Business Combination.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on December 8, 2026, at 9:30 a.m. Eastern Standard Time at the offices of Winston Taylor LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002, and virtually via live webcast by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] and entering the voter control number included on your proxy card.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually via the internet should register for the Extraordinary General Meeting at [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026]. You can virtually attend the Extraordinary General Meeting via the internet by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

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Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	Bayview shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to further amend certain articles of the Existing Charter to reflect the Extended Date by which the Company must consummate a Business Combination from December 19, 2026, to December 19, 2027 (i.e., forty-eight (48) months after the consummation of its IPO);

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times, with all twelve (12) extensions comprised of one month each from the Termination Date to December 19, 2027 (the “Trust Agreement Amendment”) by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension (the “Extension Payment”) until December 19, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extension. Pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Bayview may nevertheless choose to liquidate on the Termination Date.

If the Extension is implemented and one or more Bayview shareholders elect to redeem their Public Shares, Bayview will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for Bayview’s use in connection with consummating a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or December 19, 2026, upon all extensions of the Termination Date validly made in accordance with the Existing Charter, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsors and all of Bayview’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 1,500,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Bayview’s rights, which will expire worthless in the event Bayview dissolves and liquidates the Trust Account.

The Trust Agreement Amendment Proposal and Adjournment Proposal is not conditioned on the approval of any other proposal.

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Q.	Why is Bayview proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is (are) no qualifying Business Combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to allow Bayview additional time to complete a Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Bayview shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Bayview liquidated on the Termination Date and (ii) allow those Bayview shareholders who wish for Bayview to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until December 19, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of Bayview and its shareholders as a whole to implement the Extension and have Bayview shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Bayview will be able to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by Bayview shareholders, Bayview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, or to otherwise provide additional time to effectuate the Extension. If the Adjournment Proposal is not approved by Bayview shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds (2/3) of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on outcome of votes of the proposals. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

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Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	Bayview believes its shareholders will benefit from Bayview consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the deadline by which the Company must consummate a Business Combination from December 19, 2026, to December 19, 2027. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Bayview will be able to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we have up to the Termination Date to complete a Business Combination. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors, extend the date by which the Company must consummate a Business Combination up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after December 19, 2026) to complete a Business Combination until December 19, 2027, subject to the Sponsors (as defined in the Existing Charter) upon five (5) days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing additional funds into the Trust Account in an Extension. In the event that our Sponsors elect to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five (5) days prior to the applicable Business Combination deadline of their wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and their affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than ten (10) business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to US$100,000 of interest to pay dissolution expenses) and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	Bayview believes shareholders will benefit from Bayview consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which Bayview has to complete a Business Combination until the Extended Date. The Extension would give Bayview additional time to complete a Business Combination.

The Board believes that it is in the best interests of Bayview shareholders and Bayview that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, Bayview will have an additional amount of time to consummate a Business Combination. Without the Extension, Bayview believes that there is significant risk that Bayview will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, Bayview would be precluded from completing a Business Combination and would be forced to liquidate even if Bayview shareholders are otherwise in favor of consummating a Business Combination.

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Bayview believes that given Bayview’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that Bayview is in the best position possible to consummate a Business Combination and that it is in the best interests of Bayview shareholders that Bayview obtain the Extension as needed. Bayview believes a Business Combination will provide significant benefits to its shareholders.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by Bayview shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or Trust Agreement Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised Bayview that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,500,000 Founder Shares held by the Sponsors and the officers and directors of Bayview, representing approximately 57.4% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units, the Company will need 10,258 Public Shares, or 1.2% of the outstanding Public Shares, to vote in favor of the Extension Amendment to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. As of the date of this Proxy Statement, the Company has 2,614,136 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares, or 0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

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Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, Bayview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsors and the officers, directors and the initial shareholders of Bayview waived their rights to participate in any liquidation distribution with respect to the 1,500,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Bayview’s rights, which will expire worthless in the event Bayview dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.	If the Extension Amendment Proposal is approved, the Existing Charter will be further amended pursuant to the Extension Amendment Proposal stated in the notice of Extraordinary General Meeting with immediate effect and Bayview will proceed to file the special resolution, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Bayview held by Bayview’s officers, directors, the Sponsors and their affiliates. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board.

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Even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Bayview may nevertheless choose to liquidate on the Termination Date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to Bayview’s Chief Executive Officer located at Bayview Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170 Attn: Xin Wang, so that it is received by Bayview’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to Bayview’s Chief Executive Officer, which must be received by Bayview’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds (2/3) of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Share. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by at least a simple majority of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

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Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Bayview believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of Bayview shareholders necessary to hold a duly convened general meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as a majority of the shares entitled to vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Accordingly, an Bayview shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on May 4, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston Taylor LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on [ ], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] and entering the voter control number included on your proxy card.

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Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal the Board has determined that each proposal is in the best interests of Bayview and its shareholders. The Board recommends that Bayview shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, if presented.

Q.	What interests do Bayview’s Sponsors, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	Bayview’s Sponsors, directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Bayview—Interests of the Initial Shareholders” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to Bayview shareholders in connection with the Extension Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of one-hundred-eighty five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A.	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

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If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, Bayview shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Bayview to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 14, 2023, filed in connection with the IPO. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Bayview may nevertheless choose to liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Bayview redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 4, 2026 (two (2) business days prior to the scheduled vote at the Extraordinary General Meeting), in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Bayview’s transfer agent is listed under the question “Who can help answer my questions?” below. Bayview requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

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A physical share certificate will not be needed if your shares are delivered to Bayview’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Bayview’s transfer agent will need to act to facilitate the request. It is Bayview’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Bayview does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Bayview’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Bayview shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	Bayview will pay the cost of soliciting proxies for the Extraordinary General Meeting. Bayview has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Extraordinary General Meeting. Bayview will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Bayview may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

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Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

Bayview Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

Tel: (347) 627-0058

You may also contact the proxy solicitor for Bayview at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Call Toll Free: (800) 848-3051

Banks and Brokers Call Collect: (212) 231-0055

Email: BAYA@dfking.com

To obtain timely delivery, Bayview shareholders must request the materials no later than November 27, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Bayview from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on December 4, 2026 (two (2) business days before the scheduled vote at the Extraordinary General Meeting), in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

EQ Shareowner Services

1110 Centre Pointe Curve Suite 101

Mendota Heights MN 55120

Attn: SPAC SUPPORT

Email: spacsupport@equiniti.com

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EXTRAORDINARY GENERAL MEETING OF BAYVIEW

This Proxy Statement is being provided to Bayview shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Bayview shareholders to be held on December 8, 2026, and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about [ ], 2026 to all shareholders of record of Bayview as of November 4, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on December 8, 2026, at 9:30 a.m. Eastern Standard Time at the offices of Winston Taylor LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002, and virtually via live webcast by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Bayview shareholders will consider and vote on the following proposals:

●	Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to further amend certain articles of the Existing Charter to reflect the Extended Date by which the Company must consummate a Business Combination from December 19, 2026, to December 19, 2027 (i.e., forty-eight (48) months after the consummation of its IPO);

●	Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend Bayview’s investment management trust agreement, dated as of December 14, 2023, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times, with all twelve (12) extensions comprised of one month each from the Termination Date to December 19, 2027 (the “Trust Agreement Amendment”) by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension, until December 19, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

●	Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension and Extension Amendment.

Voting Power; Record Date

As a shareholder of Bayview, you have a right to vote on certain matters affecting Bayview. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on November 4, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 2,614,136 issued and outstanding shares, of which 881,636 shares were held by holders of Public Shares and 1,732,500 shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

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Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on the outcome of votes of the proposals. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by the shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by at least a simple majority of the votes cast by the shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units held by the Sponsors and the officers and directors of Bayview, representing approximately 66.3% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 10,258 Public Shares, or 1.2% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 0 Public Shares, or 0% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that Bayview will not be able to complete its initial Business Combination on or before the Termination Date, or December 19, 2027 (if validly extended in accordance with the Existing Charter as amended by the Extension Amendment), if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If Bayview fails to complete its initial Business Combination on or before the Termination Date, or December 19, 2027 (if validly extended in accordance with the Existing Charter as amended by the Extension Amendment), if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Bayview will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares—Shareholders of Record

If you are a Bayview shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

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Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston Taylor LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on [ ], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Bayview. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Written requests can be mailed to:

EQ Shareowner Services

1110 Centre Pointe Curve Suite 101

Mendota Heights MN 55120

Attn: SPAC SUPPORT

Email: spacsupport@equiniti.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., New York Time, on [ ], 2026.

You will receive confirmation of your registration by email after Bayview receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Bayview encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held on December 8, 2026, at 9:30 a.m. Eastern Standard Time, at the offices of Winston Taylor LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States 77002 and virtually via live webcast by visiting [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026]. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

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Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Bayview’s Chief Executive Officer in writing to Bayview Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170, Attention: Xin Wang before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King, Bayview’s proxy solicitor by calling toll-free (within the U.S. or Canada): (800) 848-3051 or banks and brokers can call collect at: (212) 231-0055 or by emailing BAYA@dfking.com.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Bayview to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 14, 2023, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Bayview may nevertheless choose to liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Bayview redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

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Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 4, 2026 (two (2) business days prior to the scheduled vote at the Extraordinary General Meeting), in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Bayview’s transfer agent is listed under the question “Who can help answer my questions?” below. Bayview requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to Bayview’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Bayview’s transfer agent will need to act to facilitate the request. It is Bayview’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Bayview does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Bayview’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Bayview shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[11,100,517.60] as of the Record Date. Prior to their exercising redemption rights, Bayview shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Bayview, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

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Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Bayview shareholders, Bayview will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of Bayview’s rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to Bayview shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

Bayview is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. Bayview has engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. Bayview and its directors, officers and employees may also solicit proxies on the internet. Bayview will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Bayview will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. Bayview will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to Bayview shareholders. Directors, officers and employees of Bayview who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. Bayview’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Bayview shareholders, Bayview will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsors and Bayview’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.017 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Because trading in the Public Shares on Nasdaq was suspended on July 7, 2026, no closing price is available to determine an aggregate market value of such shares as of the Record Date.

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●	Simultaneously with the closing of the IPO, the Company consummated the sale of 232,500 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsors, generating total gross proceeds of $2,325,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if Bayview does not consummate a Business Combination by the Termination Date or such later date that may be approved by Bayview shareholders in accordance with the Existing Charter.

●	The Sponsors and Bayview’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. As a result, if a Business Combination is completed, the Sponsors, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsors, officers and directors will lose their entire investment in us.

●	With certain limited exceptions, 50% of the Founder Shares and Private Placement Units (and underlying securities) will not be transferable, assignable by our founders until the earlier to occur of: (A) six months after the date of the consummation of our Business Combination, or (B) the date on which the closing price of our Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our Business Combination and the remaining 50% of the Founder Shares and Private Placement Units (and underlying securities) may not be transferred, assigned or sold until six months after the date of the consummation of our Business Combination, or earlier, in either case, if, subsequent to our Business Combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. The Sponsors and Bayview’s directors and officers own the Private Placement Units. If the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the securities underlying the Private Placement Units will be worthless.

●	Our Sponsors has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with Bayview but were not offered due to a Bayview director’s duties to another entity. Bayview does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and Bayview consummates an initial Business Combination, the officers and directors of Bayview may have additional interests as described in the Proxy Statement/prospectus for such transaction.

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PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

Bayview is a blank check company incorporated under the laws of the Cayman Islands on February 16, 2023, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination, with one or more businesses, without limitation as to business, industry or sector. Bayview has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On January 4, 2023, Bayview consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On January 28, 2024, Chardan Capital Markets, LLC did not exercise their over-allotment option and hence a total of 225,000 ordinary shares were forfeited by the Sponsors.

Simultaneously with the closing of the IPO, the Company completed the sale of 232,500 private units to the Sponsors at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,325,000. Transaction costs amounted to $4,341,321 consisting of $1,200,000 of underwriting discount, $2,100,000 of deferred underwriting commission and $1,041,321 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Bayview is proposing to further amend its Existing Charter to reflect the Extended Date by which the Company must consummate a Business Combination from December 19, 2026, to December 19, 2027 (i.e., forty-eight (48) months after the consummation of its IPO) by depositing into the Trust Account, for each monthly extension, the Extension Payment two (2) days prior to such Extension.

Proposed Business Combination

On June 7, 2024, Bayview entered into a business combination agreement (the “Merger Agreement”) with Oabay Holding Company, a Cayman Islands exempted company (“PubCo”), Bayview Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), Oabay Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”), and Oabay Inc, a Cayman Islands exempted company (“Oabay”). However, there can be no guarantee the business combination with Bayview and Oabay will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow Bayview additional time to complete an initial business combination (a “Business Combination”).

Pursuant to the terms of the Merger Agreement, (i) Oabay Merger Sub will merge with and into Oabay, with Oabay surviving such merger as a wholly-owned subsidiary of PubCo (the “Acquisition Merger”); and (ii) Bayview Merger Sub 1 will merge with and into Bayview, with Bayview surviving such merger (the “First SPAC Merger” and together with the Acquisition Merger, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the Board.

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Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that Bayview has until the Termination Date to complete an initial Business Combination. Bayview and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless Bayview provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of Bayview and its shareholders as a whole to effectuate the Extension and have Bayview shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that Bayview will be able to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we have up to the Termination Date to complete a Business Combination. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors, extend the date by which the Company must consummate a Business Combination up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after December 19, 2026) to complete a Business Combination, subject to the Sponsors (as defined in the Existing Charter) upon five (5) days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing additional funds into the Trust Account in an Extension. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five (5) days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 (ten) business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to US$100,000 of interest to pay liquidation and dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Extension Amendment Proposal is essential to allowing Bayview additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Bayview may nevertheless choose to liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, the Extension cannot be implemented unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date or December 19, 2026, upon all extensions of the Termination Date validly made in accordance with the Existing Charter, or such later date that may be approved by Bayview shareholders, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

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The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units held by them. There will be no distribution from the Trust Account with respect to Bayview’s rights, which will expire worthless in the event Bayview dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Existing Charter will be amended pursuant to the Extension Amendment Proposal set out on the notice of the Extraordinary General Meeting with immediate effect and Bayview will proceed to file the special resolution, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Existing Charter as such amended will give the Company the right to extend the deadline by which the Company must consummate a Business Combination from December 19, 2026, to December 19, 2027 (i.e., forty-eight (48) months after the consummation of its IPO). Bayview will then continue to attempt to consummate a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment. Bayview will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by December 19, 2026, or December 19, 2027, if validly extended in accordance with the Existing Charter as amended by the Extension Amendment. If Bayview enters into a definitive agreement with a target to consummate a Business Combination, the vote by Bayview shareholders to approve such Business Combination will occur at a separate meeting of Bayview shareholders, to be held at a later date, and the solicitation of proxies from Bayview shareholders in connection with such separate meeting, and the related right of Bayview shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Bayview may nevertheless choose to liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

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U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status and generally does not discuss the tax consequences that may apply to a holder subject to special rules under U.S. federal income tax law, including:

●	the Sponsors or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent (5%) or more of our voting shares or five percent (5%) or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

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This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

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The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC (as defined below) rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

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PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two (2) taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two (2) taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a Business Combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a Business Combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

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●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by two-thirds (2/3) of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

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On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units held by the Sponsors and the officers and directors of Bayview, representing approximately 66.3% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 10,258 Public Shares, or 1.2% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

The Extension Amendment cannot be implemented unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets (after payment of the deferred underwriting commissions) to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Bayview may nevertheless choose to liquidate on the Termination Date.

Full Text of Resolution

It is resolved as a special resolution, that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 and further amended by special resolutions passed on June 17, 2025, December 12, 2025, and May 28, 2026 (the “Existing Charter”) be amended as follow with immediate effect:

(i)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.8	The Company has until December 19, 2026 (the Termination Date) to consummate a Business Combination, provided that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the Termination Date up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after the Termination Date) to complete a Business Combination, subject to the Sponsors depositing additional funds into the Trust Account upon five (5) days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or twelve (12) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT BAYVIEW SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Bayview—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would further amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 14, 2023, by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times, with all twelve (12) extensions comprised of one month each from the Termination Date to December 19, 2027 (the “Trust Agreement Amendment”) by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”) and by depositing into the Trust Account the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Proposed Business Combination

On June 7, 2024, Bayview entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 3 and Oabay. Pursuant to the terms of the Merger Agreement, (i) Oabay Merger Sub will merge with and into Oabay, with Oabay surviving such merger as a wholly-owned subsidiary of PubCo (the “Acquisition Merger”); and (ii) Bayview Merger Sub 1 will merge with and into Bayview, with Bayview surviving such merger (the “First SPAC Merger” and together with the Acquisition Merger, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the Board.

Consequences if the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial Business Combination on or before the Termination Date, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Vote Required for Approval

Subject to the foregoing, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding Ordinary Shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal.

The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

“It is resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from December 19, 2026, up to twelve (12) times, with all twelve (12) extensions comprised of one month each time up to December 19, 2027 (i.e., for a period of time ending up to forty-eight (48) months after the consummation of its initial public offering) by providing five (5) days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension (the “Extension Payment”) until December 19, 2027, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT BAYVIEW SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Bayview—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and Extension Amendment. The Adjournment Proposal will only be presented to Bayview shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or in the event that the Board determines that additional time is necessary to effectuate the Extension and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Bayview shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by shareholders entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,732,500 shares (composed of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units) held by the Sponsors and the officers and directors of Bayview, representing approximately 66.3% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and share underlying the Private Placement Units, the Company will need 0 Public Shares or 0% of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).”

Recommendation of the Board

THE BOARD RECOMMENDS THAT BAYVIEW SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Bayview—Interests of the Initial Shareholders” for a further discussion.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 13, 2026, and in other reports Bayview filed with the SEC, including Bayview’s Quarterly Reports on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 20, 2026, for the period ended June 30, 2026, filed with the SEC on August 13, 2026, and for the period ended September 30, 2026 filed with the SEC on November [16], 2026 before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment and Extension involves a number of risks. Even if the Extension Amendment and Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, December 19, 2027. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived, the Company expects to continue to seek an initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has adopted rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On January 24, 2024, the SEC adopted rules (the “SPAC Rules”), requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions, (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions; (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements. The majority of these SPAC Rules became effective on July 1, 2024.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

32

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

On January 24, 2024, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of a Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our second amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Ordinary Shares the right to have their shares redeemed in connection with a Business Combination or to redeem 100% of our public shares if we do not complete a Business Combination within the deadline prescribed in our amended and restated memorandum and articles of association, or (B) with respect to any other provision relating to the rights of holders of our Ordinary Shares; or (iii) absent our completing a Business Combination within the deadline prescribed in our second amended and restated memorandum and articles of association, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we have not consummated our Business Combination within the required time period, our public shareholders may receive only approximately $10.00 per public share, or less in certain circumstances, on the liquidation of our Trust Account and our rights will expire worthless.

We may not be able to complete our initial Business Combination with a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target, we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

33

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the board of directors, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our ability to complete a Business Combination may be impacted by the fact that some of our officers and directors are located in or have significant ties to the People’s Republic of China, including, Hong Kong, Taiwan and Macau. This may make us a less attractive partner to potential target companies outside the People’s Republic of China, thereby limiting our pool of acquisition candidates and making it harder for us to complete an initial Business Combination with a non-China-based target company. For example, we may not be able to complete an initial Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Some of our directors and officers are located in, or have significant ties to, China, including Hong Kong, Taiwan and Macau. As a result, we may be a less attractive partner to potential target companies outside the People’s Republic of China, thereby limiting our pool of acquisition candidates. This would impact our search for a target company and make it harder for us to complete an initial Business Combination with a non-China-based target company. For example, we may not be able to complete an initial Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. We may be considered a “foreign person” under such rules and regulations and any proposed Business Combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a Business Combination with such business.

In addition, if our potential Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial Business Combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have thirty-six (36) months (or forty-eight (48) months if we extend the period of time to consummate a Business Combination) to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share initially, and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A public shareholder may request that we redeem all or a portion of such public shareholder’s Public Shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Ordinary Shares. As a result, you may be unable to sell your Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

If we are not able to maintain a listing on a national exchange for our securities, the trading market for our securities will be adversely affected.

If we are not able to maintain a listing for our securities on a national exchange for any reason, an active trading market for our securities may fail to develop or not be sustained. In the absence of an active trading market for our ordinary shares, shareholders may not be able to sell their shares when desired or at or above the prices at which they acquired them. An inactive market may also impair our ability to raise capital by selling shares and may impair our ability to acquire other businesses or technologies using our shares as consideration, which, in turn, could materially and adversely affect our business.

Between August 2025 and March 2026, we received a series of deficiency notices from the staff of Nasdaq relating to various Nasdaq Rules, culminating in our securities being suspended from trading on July 7, 2026[, and our securities being delisted on [__]]. See “Summary of the Proxy Statement/Prospectus – Recent Developments.”

If we are not able to maintain a listing on a national exchange for our securities, the trading market for our securities will be adversely affected

PubCo will seek to have its securities approved for listing on Nasdaq in the future, following the Business Combination. Although as a foreign private issuer PubCo is exempt from certain corporate governance standards applicable to U.S. domestic issuers, PubCo will be required to meet Nadaq’s initial listing requirements to be listed on the Nasdaq Stock Market. However, PubCo may be unable to maintain the listing of its securities in the future.

In order to maintain a potential future listing on Nasdaq, PubCo will be required to comply with certain rules of Nasdaq, including those regarding minimum stockholders’ equity, minimum share price, minimum market value of publicly held shares, and various additional requirements. Even if PubCo initially meets the listing requirements and other applicable rules of Nasdaq, PubCo may not be able to continue to satisfy these requirements and applicable rules. If PubCo is unable to satisfy Nasdaq criteria for maintaining its listing, its securities could be subject to delisting. Similarly, if the PubCo Class B Ordinary Shares are listed on an alternate exchange, PubCo would be required to comply with such alternate exchange’s initial and continued listing requirements to avoid being subject to delisting, which could negatively impact the price of its securities and your ability to sell them.

If Nasdaq does not list PubCo’s securities, or subsequently delists its securities from trading, PubCo could face consequences, including:

●	a limited availability for market quotations for its securities;
●	reduced liquidity with respect to its securities;
●	a determination that the PubCo Class B Ordinary Shares are a “penny stock,” which will require brokers trading in the PubCo Class B Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the PubCo Class B Ordinary Shares;
●	limited amount of news and analyst coverage; and
●	a decreased ability to issue additional securities or obtain additional financing in the future.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Bayview’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Bayview’s Ordinary Shares, by:

●	each person known by Bayview to be the beneficial owner of more than 5% of Bayview’s outstanding Ordinary Shares;

●	each of Bayview’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all Bayview’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 2,614,136 outstanding shares (including 881,636 Public Shares, 1,500,000 Founder Shares, and 232,500 shares underlying the Private Placement Units held by the Sponsors) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Units held or to be held by the Sponsors because these securities are not exercisable within sixty (60) days of this Proxy Statement.

Unless otherwise indicated, Bayview believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

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Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Share
Peace Investment Holdings Limited (2)	1,160,775	44.40%
Bayview Holding LP (3)	571,725	21.87%
Xin Wang	—	—
David Bamper	—	—
Wei Lu	—	—
John DeVito	—	—
Guohan Li	—	—
Yuk Man Lau	—	—
All executive officers and directors as a group (8 individuals)	1,732,500	66.27%
W.R. Berkley Corporation(4)	149,185	5.71%
Mizuho Financial Group, Inc.(5)	245,564	9.39%

Notes:

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Bayview Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170.

(2)	Peace Investment Holdings Limited, a Sponsor, is wholly owned by Pengfei Zheng, who is, accordingly, deemed to be the beneficial owner of such shares.

(3)	Bayview Holding LP, a Sponsor, whose dispositive and voting power is held by Bayview Holding Management LLC, which is in turn wholly owned by Taylor Zhang, who is, accordingly, deemed to be the beneficial owner of such shares.

(4)	According to a Schedule 13G filed with the SEC on February 10, 2026, by W.R. Berkley Corporation and Berkley Insurance Company (together, “Berkley”), Berkley may be deemed the beneficial owner of 149,185 Ordinary Shares. According to the Schedule 13G, the address of the principal office of Berkley is 475 Steamboat Road, Greenwich, CT 06830.

(5)	According to a Schedule 13G filed with the SEC on May 14, 2026, by Mizuho Financial Group Inc. (“Mizuho”), as of March 31, 2026, Mizuho may be deemed the beneficial owner of 245,564 Bayview Ordinary Shares. The address of the principal office of Mizuho is 1-5-5, Otemachi, Chiyoda-Ku, Tokyo, 100-8176, Japan.

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HOUSEHOLDING INFORMATION

Unless Bayview has received contrary instructions, Bayview may send a single copy of this Proxy Statement to any household at which two (2) or more shareholders reside if Bayview believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Bayview’s expenses. However, if shareholders prefer to receive multiple sets of Bayview’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Bayview’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact Bayview at the following address:

Bayview Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

(347) 627-0058

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

38

WHERE YOU CAN FIND MORE INFORMATION

Bayview files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. Bayview’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Bayview’s filings with the SEC (excluding exhibits) at no cost by contacting Bayview at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or Bayview’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Bayview at the following address:

Bayview Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

(347) 627-0058

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from Bayview’s proxy solicitation agent at the following address, telephone number and e-mail address:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Call Toll Free: (800) 848-3051

Banks and Brokers Call Collect: (212) 231-0055

Email: BAYA@dfking.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Bayview shareholder and would like to request documents, please do so by November 27, 2026, five (5) business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Bayview, such documents will be mailed to you by first class mail or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENT NO. 4

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

BAYVIEW ACQUISITION CORP

[AMENDMENT TO TRUST AGREEMENT]

A-1

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of [  ], 2026, to the Original Trust Agreement (as defined below) is made by and between Bayview Acquisition Corp (the “Company”) and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 14, 2023, as amended by that certain Amendment No. 1 to the Investment Management Trust Agreement dated September 16, 2024, that certain Amendment No. 2 to the Investment Management Trust Agreement dated December 12, 2025, and that certain Amendment No. 3 to the Investment Management Trust Agreement dated May 28, 2026 (the “Original Trust Agreement”);

WHEREAS, Section 10 of the Original Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on December 8, 2026, the Company’s shareholders approved (i) a proposal to further amend Bayview’s Amended and Restated Memorandum and Articles of Association, dated as of December 14, 2023 (the “Existing Charter”) to extend the date by which the Company must consummate a Business Combination up to twelve (12) times, with all twelve (12) extensions comprised of one month each from December 19, 2026, to December 19, 2027 (the “Termination Date”), with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to forty-eight (48) months after the consummation of its initial public offering (the “IPO”) for a total of twelve (12) months after the Termination Date (assuming a Business Combination has not occurred)); and (ii) a proposal to further amend the Original Trust Agreement, to permit the Company to extend the Termination Date up to twelve (12) times, with all twelve (12) extensions comprised of one month each from the December 19, 2026, to December 19, 2027 by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and, in the case of Exhibit B, up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) thirty-six (36) months after the closing of the Offering (or forty-eight (48) months after the closing of the Offering, if one or more Extensions is effected as described herein) or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s second amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit E of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

A-2

EXHIBIT E

[Letterhead of Company]

[Insert date]

EQ Shareowner Services

1110 Centre Pointe Curve Suite 101

Mendota Heights MN 55120

Attn: SPAC SUPPORT

Re: Trust Account No. [_] Extension Letter

Dear [●]:

Pursuant to Section 1 of the Investment Management Trust Agreement between Bayview Acquisition Corp (“Company”) and Equiniti Trust Company, LLC, dated as of December 14, 2023 (as amended, “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional month, from [December 19, 2026], to [January 19, 2027] (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension, which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third/fourth/fifth/sixth] of up to six Extension Letters.

Very truly yours,
Bayview Acquisition Corp

By:
Name:
Title:

cc: Chardan Capital Markets LLC

3. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 43 of the Original Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

EQUINITI TRUST COMPANY, LLC, as Trustee

By:
Name:
Title:

BAYVIEW ACQUISITION CORP

By:
Name:
Tile:

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

BAYVIEW ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Xin Wang, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Bayview Acquisition Corp to be held on December 8, 2026, at 9:30 a.m. Eastern Standard Time, virtually via live webcast at [https://edge.media-server.com/mmc/p/xuosu8xk, password: bayview2026] or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

BAYVIEW ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.			Please mark votes as ☒ indicated in this example

			FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 and further amended by special resolutions passed on June 17, 2025, December 12, 2025, and May 28, 2026 (the “Existing Charter”) be amended as follow with immediate effect:			☐	☐	☐

(i)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

	“37.8	The Company has until December 19, 2026 (the Termination Date) to consummate a Business Combination, provided that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the Termination Date up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months after the Termination Date) to complete a Business Combination, subject to the Sponsors depositing additional funds into the Trust Account upon five (5) days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or twelve (12) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

	(a)	cease all operations except for the purpose of winding up;

	(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

	(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

			FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - It is resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the Termination Date from December 19, 2026, up to twelve (12) times, with all twelve (12) extensions comprised of one month each up to December 19, 2027 (i.e., for a period of time ending up to forty-eight (48) months after the consummation of its initial public offering), by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, the lesser of (a) $15,000, or (b) $0.03 for each Bayview Ordinary Share that is not redeemed, for each monthly Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement.			☐	☐	☐

			FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.			☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

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